Wells Fargo Securities Housing and Building Products Conference February 2010 Low Cost Producer Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities
Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company’s control.  Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements.  The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; restrictive covenants contained in our debt agreements; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas and oil; changes in the cost and availability of transportation; unexpected operational difficulties, equipment failures and catastrophic events; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy (including climate change regulation); changes in economic conditions specific to any one or more of the Company’s markets; competition;
announced increases in capacity in the gypsum wallboard and cement industries; changes in demand for residential housing construction or commercial construction; environmental liabilities; general economic conditions (including the possibility of the deepening of the current economic recession); and
interest rates.  For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas and oil) could affect the revenues and operating earnings of our operations.  In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s results of operations.  These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2009 and in its quarterly report on Form
10-Q for the fiscal quarter ended December 31, 2009.  These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov.  All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time.  The
Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

Agenda • Who We Are • Industry Outlook • Eagle Materials Outlook 3

Eagle Materials

•
Major North American cement producer
• Four geographically diversified plants, supported by 10 cement terminals
• Lowest cost producer -- profitable through the cycle
•
Complimenting the cement business are concrete and aggregates operations, which enjoy strong competitive positions in TX and CA
• Vast aggregates reserves (over 1 billion tons) in Northern CA
•
National gypsum wallboard producer
• Four manufacturing plants
• Lowest cost producer
• Paper needs met through owned lightweight
paperboard
mill
• Distribution yards enable service coast-to-coast

Ten Hallmarks of How We Operate
• Decentralized, profit center model with low overhead -- no frills
• Intense focus on operating metrics
• Provide the most demanded commodity products with consistent high quality
• Focus of innovation on operating efficiency improvement – to maintain and extend low cost producer positions and to add incremental capacity
• Assets are maintained in “like new” condition
• Projects on-time and on-budget due to rigorous engineering discipline
• Customers find us easy to do business with, a preferred supplier
• Close attention to safety and environmental/community stewardship
• Principles-based management culture, low turnover, deep experience
• Financial transparency, internally and externally

Criteria for Major New Investment
• Strengthens core business position in gypsum wallboard,
cement or aggregates
• Improves low-cost producer positions
• Improves regional market diversification
• Provides superior return on investment
• Preserves balance sheet health and financial flexibility
Track record of returning cash to shareholders when
investment criteria is not well-met

Multiple Sources of Cost Advantage
Raw Materials
and Inputs
Manufacturing
and Overhead
Raw Materials Cost
Paper Weight
Production Waste
Natural Gas Usage G&A
Construction Cost
Eagle
Cost
Advantages
Operating Execution
Operational Innovation
Technology/Engineering
Scarcity Leveraging
EXP
Industry
EXP
EXP
EXP
EXP
EXP
EXP
Industry
Industry
Industry
Industry
Industry
Industry

Delivered Cost to Market

Low Cost Commodity Producer Advantages 8

Agenda 9 • Who We Are • Industry Outlook • Cement • Gypsum Wallboard • Eagle Materials Outlook

10 Cement

US Cement Industry Outlook
• Demand has declined approximately 26% year-over-year in
calendar 2009
• Several plant closures and delays of expansion projects have been announced, however several new plants came on-line last year, representing nearly 11 million short tons of new clinker capacity
• Imports of foreign cement have been dramatically reduced
• Demand is heavily driven by public infrastructure investment and by non-residential construction
• The outlook for 2010 and 2011 is for consumption to increase 5%
and 16% respectively, driven in large measure by expected
stimulus investment
• Stimulus has yet to materialize in a meaningful way; state bureaucratic processes have slowed realization of stimulus benefits
• State budget problems pose on-going risk to stimulus benefits

Source: Portland Cement Association for the outlook

US Cement Consumption Outlook Million Metric Tons 12 US Capacity Source: Portland Cement Association 2010 Winter Forecast and Eagle Materials analysis Imports

Regional Cement Consumption Forecasts
Metric Tons
13 Source: Portland Cement Association State Forecast Reports, Winter 2010, Eagle Materials Analysis
Core Regional Capacity
Core Regional Capacity
Illinois (IL and WI)
Core Regional Capacity
Nevada (W. NV and N. CA)
Core Regional Capacity

Infrastructure Update and Outlook Silver lining: Sustained gains in cement consumption in 2011-2014 as projects are pushed forward 14

15 Gypsum Wallboard

Gypsum Wallboard Industry Update
Demand
• Demand is half of what it was at the peak
• We anticipate the start of a cyclic recovery next year, with
2010 being relatively flat
Supply
• Capacity has not dropped materially from the 2005 peak
What’s Needed for Higher Industry Profitability
• Demand needs to increase, high-cost capacity needs to
shut down or some combination

US Demand for Gypsum Wallboard Closely Linked with Housing 17 New Home Sales (000) BSF Source: US Census Bureau, company analysis

18 Base Case Demand Outlook Single Family Housing Starts, in Millions, SAAR Source: Moody’s Economy.com, December 2009 Base Case SF Starts 2009 440,000 2010 560,000 2011 870,000

Architectural Billings Index
December 2009
As a leading economic indicator of construction activity, the ABI reflects the approximate nine to twelve month lag between architectural billings and construction spending.  Any score above 50 indicates an increase in billings.
Source: American Institute of Architects

% of Capacity in East
USG 70%
National 74%
Koch 45%
CertainTeed 37%
Eagle (AGC) 21%
Lafarge 100%
Temple 58%

Geographic Wallboard Supply/Demand Imbalance
Supply 15.5
Demand 8.7
Difference 6.8
Fact
Eagle has
•Strong West positions
•Low exposure to east
•Low-cost eastern plant
is in favorable Carolina
location
Fact
East-to-west supply
balancing
opportunity is limited
by freight radius and
higher eastern cost
structure
Inference
West can regain
health through
market recovery in
~18 months (base
case) unless new
capacity is added
Inference
East is unlikely to
achieve health without
~3 BSF of capacity
reduction in
conjunction with a
market recovery
Supply 21.3
Demand 9.3
Difference 12.0

Capacity Balancing at the Trough 21 Supply Supply Demand On On On On On On Off Off Off

Capacity Balancing at the Trough 22 On Off Creates Diseconomies Curtail / Start-Stop Permanent Shut-Down Mothball Not Always Necessary Reduces Capacity Preserves Option Lowers System Delivered Costs

A Tale of Two Industries The Same … 23 Billion Square Ft. Million Squares

A Tale of Two Industries
The Same…
Gypsum
Wallboard
Asphalt
Shingles
Universally used construction product
Housing driven demand
Sold through wholesale distributors
Low industry capacity utilization
… yet different

When will housing
prices rebound to
recent peak?
Before
2014
2014 -
2017
2018 -
2022
After
2023
Sources: Fiserv, Moody’s Economy.com
Eagle is Positioned in Earliest Recovery Markets
Eagle (American Gypsum)
Wallboard Plants

Agenda • Who We Are • Industry Outlook • Eagle Materials Outlook 26

Financial Highlights $ in millions, For Fiscal Years Ending March 31 27 * Estimated Operating earnings are before Corporate G&A Revenues Operating Earnings*

Financial Highlights $ in millions, For Fiscal Years Ending March 31 28 Revenues Operating Cash Flow

Leading Performance

Note:  This is based on comparison of EBITDA Margins (TTM) for each of the listed companies for the most recently reported period.  EBITDA margins represent earnings before interest, taxes, depreciation and amortization / revenues.  EBITDA is a non-GAAP measure.  See slide entitled
“Explanation of Non-GAAP Items” that is appended as a final slide.

The Song Was the Same in 2007 (Peak)

Note:  This is based on comparison of EBITDA Margins (TTM) for each of the listed companies for the most recently reported period.  EBITDA margins represent earnings before interest, taxes, depreciation and amortization / revenues.  EBITDA is a non-GAAP measure.  See slide entitled
“Explanation of Non-GAAP Items” that is appended as a final slide.
From
May
2007
with X’s
added
X X
X
X X
X
(TTM)

Return on Average Assets Five Year Average S&P 1500 Materials Group (N=86) 31 Top 10% Bottom 10% Eagle Materials Source FactSet, December 2009

Return on Average Equity Five Year Average S&P 1500 Materials Group (N=86) 32 Top Quintile Bottom Quintile Eagle Materials Source FactSet, December 2009

Disciplined Use of Cash $ Millions 33 Maintenance Dividends Growth and Improvement Share Repurchases

34 Capital Structure A6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 $406 $416 $425 $428 $437 $446 $449 $396 $383 $352 $337 $324 $296 $278 $- $100 $200 $300 $400 $500 Equity Net Debt

Debt Maturity Profile 35

Resilience and Performance
Eagle’s ability to perform through down-cycles and
thrive in the up-cycles is due to the company’s
• Low cost producer position
• Strong cash flow from low-cost operations
• Low overhead
• Consistent quality products
• Exceptional customer service and long-term relationships
• Best and most experienced management team in the
industry, at all levels
• Solid balance sheet
• Positioning for the recovery

Contact Information
Steve Rowley
President and CEO
(214) 432-2020
srowley@eaglematerials.com
Craig Kesler
Executive Vice President and CFO
(214) 432-2013
ckesler@eaglematerials.com
Bob Stewart
Executive Vice President, Strategy, Corporate Development and Communications
(214) 432-2040
bstewart@eaglematerials.com
Eagle Materials Inc.                             NYSE:  EXP     www.eaglematerials.com 37

38 Questions and Answers

EAGLE MATERIALS’ MAJOR FACILITIES
AMERICAN GYPSUM COMPANY
Albuquerque, New Mexico
Gypsum, Colorado
Duke, Oklahoma
Georgetown, South Carolina
ILLINOIS CEMENT COMPANY LLC
LaSalle, Illinois
MOUNTAIN CEMENT COMPANY
Laramie, Wyoming
NEVADA CEMENT COMPANY
Fernley, Nevada
TEXAS LEHIGH CEMENT COMPANY LP
Buda, Texas (50% joint venture)
REPUBLIC PAPERBOARD COMPANY LLC
Lawton, Oklahoma
CENTEX MATERIALS LLC
Austin and Buda, Texas
MATHEWS READYMIX LLC
Marysville, California
WESTERN AGGREGATES LLC
Marysville, California
MARYSVILLE
RENO (FERNLEY)
ALBUQUERQUE
AUSTIN (BUDA)
DALLAS
DUKE
LAWTON
LASALLE
GEORGETOWN
LEGEND
CEMENT PLANTS
CEMENT TERMINALS
WALLBOARD PLANTS
WALLBOARD DISTRIBUTION YARDS
CONCRETE OPERATIONS
AGGREGATES OPERATIONS
PAPERBOARD MILL
DALLAS HEADQUARTERS

GYPSUM WALLBOARD PLANTS CEMENT PLANTS PAPERBOARD MILL CONCRETE & AGGREGATES PLANTS

Eagle’s Wallboard Operations at a Glance
American Gypsum
• 18-year history
• Nearly 4.0 bsf of capacity
• Est. 10% market share
(Top 5 in US)
• Lowest cost producer
• Consistent quality
• Exceptional customer
service
Wallboard Plants
Reload/Distribution Yards
Core Markets Served

Eagle’s Gypsum Paperboard at a Glance

• Original design capacity of 220,000 tons has
been increased to 320,000 tons
• Republic produces light-weight gypsum
paperboard
• 15% lighter than gypsum industry
average
• Superior wallboard conversion
characteristics
• Produces uniform cross-directional
strength, weight and moisture profile
• 50% of capacity consumed internally, 40%
sold through long-term sales contract with
CertainTeed, 10% sold in spot linerboard
market (at full utilization)
• Cost trends: OCC costs are up since year
end, energy costs are trending down

Eagle’s Cement Operations at a Glance
Approximately 3.1
million tons of capacity
3.1% market share
(Top 12 in North
America)
Low cost producer
Exceptional quality
and customer service

Cement Plants
Cement Terminals
Markets Served

Eagle’s Concrete and Aggregates
Operations at a Glance

• Strong competitive position in
local markets
• Capacities
• Aggregates – 5.5 mil tons
• Concrete – 850,000 cu yds
• Complimentary to Eagle’s
Cement  business
• Vast aggregates reserves:
over 1 billion tons in No. CA
• Exceptional quality and
customer service

Explanation of Non-GAAP Items

EBITDA represents net income, plus interest expense (less interest income), provisions for income taxes and depreciation and amortization expense.
EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases and is used as a benchmark for evaluating the creditworthiness of particular issuers.
EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP.
EBITDA for our trailing twelve-months ended September 30, 2009 of $138.6 can be reconciled to net income by adding to net income the following amounts: interest expense, $24.0 million; provision for income taxes, $21.3 million; deprecation and amortization expense, $50.9 million.
EBITDA for our trailing twelve-months ended March 31, 2007 of $349.7 can be reconciled to net income by adding to net income the following amounts:
interest expense, $5.4 million; provision for income taxes, $101.6 million;
deprecation and amortization expense, $40.0 million.